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                                                                   Exhibit 10.41


                   BRIDGE FINANCING AMENDMENT AGREEMENT NO. 3


         This Bridge Financing Amendment Agreement No. 3 ("Amendment Agreement") is entered into as of July 29, 2002, by Lithium Technology Corporation ("LTC") and Arch Hill Capital N.V. ("Arch Hill") (LTC and Arch Hill collectively referred to herein as the "Parties").

                                    RECITALS


         WHEREAS, the Parties have executed a Bridge Financing Agreement dated December 31, 2001 as amended on March 20, 2002 and May 30, 2002 (the "Agreement"); and

         WHEREAS, the Parties have agreed to amend the Agreement to provide for the issuance of promissory notes in the form attached hereto for any funds advanced on or after the date hereof.

         NOW THEREFORE, in consideration of the mutual agreements contained herein, the Parties agree as follows:

         1. Section 2 of the Agreement shall be amended to add the following as the last sentence of Section 2:

         "LTC will issue to Arch Hill promissory notes (the "Promissory Notes") in the form attached hereto as Exhibit B for each amount advanced under this Letter Agreement on or after July 29, 2002."

         2. Section 3 of the Agreement shall be amended to add the following as the last sentence of Section 3:

         "Arch Hill will advance to LTC $150,000 on July 29, 2002 and $150,000 on or before August 12, 2002 and such additional amounts agreed to by Arch Hill and LTC from time to time pending the Closing of the Financing and the Share Exchange and LTC will deliver to Arch Hill a Promissory Note against receipt by LTC of such funds."

         3. Section 4 of the Agreement shall be amended to add the following as the last sentence of Section 4:

         "The principal balance and all other sums due and payable under any Promissory Note issued on or after July 29, 2002 shall be payable upon the earlier of (i) the closing date of an equity financing in which LTC receives aggregate gross proceeds of $2 million from subscribed funds and from the application of the Promissory Note Amount (as herein defined) and
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         (ii) October 31, 2002. Arch Hill may, in lieu of repayment of the
         Promissory Note, apply any amount outstanding under the Promissory Note (the "Promissory Note Amount") against the purchase price of equity securities being sold by LTC in a Financing.

         4. Section 12 of the Agreement shall be amended and restated in its entirety to read as follows:

         "Prior to August 31, 2002, provided Arch Hill is not otherwise in breach of this Letter Agreement, LTC will not encourage, solicit or initiate discussions or negotiations contemplating a financing transaction with any person other than Arch Hill or the Investors in the Financing without the prior written consent of Arch Hill."

         5. All other terms and conditions of the Agreement and the Notes shall remain the same and shall continue to have the same force and effect as originally written.

         IN WITNESS WHEREOF, the Parties have executed this Amendment Agreement as of the date first above written.

                                    LITHIUM TECHNOLOGY
                                     CORPORATION


                                    By: /s/ David J. Cade
                                       ----------------------------------------
                                       David J. Cade
                                       Chairman and Chief Executive Officer

                                    ARCH HILL CAPITAL N.V.


                                    By: /s/ H. H. Van Andel
                                       ----------------------------------------
                                        H. H. Van Andel
                                        Executive Officer


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                                                                       EXHIBIT B


         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS OR
(ii) THE COMPANY RECEIVES AN OPINION OF ITS COUNSEL, OR OTHER COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED WITHOUT ANY EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS.

                         LITHIUM TECHNOLOGY CORPORATION

                                 PROMISSORY NOTE

$                                                                         , 2002
 ______________                                             ______________

         For value received, Lithium Technology Corporation, a Delaware corporation ("LTC"), hereby unconditionally promises to pay to the order of Arch Hill Capital N.V. (together with its successors, assigns and transferees, collectively, "Arch Hill"), the principal amount of ________________ Dollars ($_______________), plus unpaid default interest (the "Default Interest") accrued thereon (after payment hereunder is past due) to the date of repayment in full thereof. This Note is being delivered in connection with the Letter Agreement dated December 31, 2001 between LTC and Arch Hill, as amended (the "Letter Agreement"). All capitalized terms used herein and not defined herein shall have the meanings set forth in the Letter Agreement.

         1. Maturity Date. The principal balance and all other sums due and payable under this Note shall be payable upon the earlier of (i) the closing date of an equity financing in which LTC receives aggregate gross proceeds of $2 million from subscribed funds and from the application of the Promissory Note Amount (as herein defined) and (ii) October 31, 2002. Arch Hill may, in lieu of repayment of this Note, apply any amount outstanding under this Note (the "Promissory Note Amount") against the purchase price of equity securities being sold by LTC in a Financing.

         2. Default. Any of the following occurrences or acts shall constitute an event of default ("Event of Default") under this Note:

         (a) the failure by LTC to pay all or any part of any installment of principal or interest or the principal balance on this Note within three (3) days of when due; or


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         (b) a decree, judgment or order by a court of competent jurisdiction shall have been entered adjudging LTC as bankrupt or insolvent which decree, judgment or order has not been dismissed, vacated or withdrawn within sixty (60) days, or LTC shall institute any proceedings in bankruptcy, have consented to the appointment of a custodian or receiver or made a general assignment for the benefit of its creditors.

         If LTC shall have failed to make any payment due hereunder for more than three (3) days after its due date, Arch Hill may charge LTC a late fee in the amount of 5% of the amount of the overdue payment for payment of the expenses of handling a late payment. If an Event of Default shall occur, and in case the holder of this Note should elect, on account of such default, to declare the unpaid balance of the principal sum due and payable, said principal sum, or so much thereof as may remain unpaid at the time of such default, shall bear interest at the rate of fifteen percentum (15%) per annum from the date of default.

         In the event this Note is collected by law or through an attorney at law, all costs of collection, including attorney's fees, shall be paid by the maker, or makers, thereof.

         If an Event of Default shall occur, the entire outstanding principal amount of this Note, together with all accrued and Default Interest and any other sums due hereunder, shall, at the option of Arch Hill, immediately become due and payable upon demand for payment, but without any other notice of intent to accelerate, notice of acceleration, notice of nonpayment, presentment, notice of dishonor, protest or notice of protest, or the like.

         3. Miscellaneous.

                  3.1 Transfer. This Note may be transferred, in whole or in part, by Arch Hill at any time without the written consent of LTC to any other third party.

                  3.2 Waiver and Amendment.

                           (a) LTC hereby waives to the fullest extent permitted
by applicable law, presentment, demand, notice, protest, and all other demands and notice in connection with the delivery, acceptance, performance, default or enforcement of this Note, and hereby consents to any extensions of time, renewals, releases of any party to this Note, waivers or modifications that may be granted or consented to by the holder of this Note in respect of the time of payment or any other provisions of this Note.

                           (b) LTC FURTHER WAIVES, TO THE EXTENT PERMITTED BY
APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS NOTE.

                           (c) No failure or delay on the part of Arch Hill in
exercising any of its rights, powers or privileges hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or future exercise of any right,


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power or privilege. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.

                  3.3 Construction. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without regard to its conflicts of law principles.


         IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified by the duly authorized representative of LTC.

                                    LITHIUM TECHNOLOGY CORPORATION


                                    By:
                                       ----------------------------------------
                                       David J. Cade
                                       Chairman and Chief Executive Officer



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